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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 12, 2003
                                                --------------------


                                 TEAMSTAFF, INC.
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               (Exact name of Registrant as specified in charter)


       New Jersey                      0-18492                  22-1899798
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(State or other jurisdic-            (Commission               (IRS Employer
 tion of incorporation)              File Number)            Identification No.)


        300 Atrium Drive, Somerset, N.J.                          08873
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         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (732) 748-1700
                                                   ---------------


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         (Former name or former address, if changed since last report.)





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ITEM 5:  OTHER EVENTS.

         On December 12, 2003, TeamStaff, Inc. ("TeamStaff") announced the employment of Mr. Timothy Nieman as the President of its medical staffing division, TeamStaff Rx. A press release disclosing the appointment was released on December 12, 2003 and is filed as Exhibit 99.1 to this Current Report on Form 8-K (the "Current Report").

ITEM 7:  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION  AND EXHIBITS.

         (a)    Financial Statements.

                None

         (b)    Pro Forma Financial Information

                None


         (c)    Exhibits.

         The following exhibit is filed herewith:


             EXHIBIT NO.            DESCRIPTION

             99.1                   Press release issued by TeamStaff, Inc.
                                    dated December 12, 2003.


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 15, 2003                     TEAMSTAFF,  INC.
                                             (Registrant)


                                             By: /s/ Edmund C. Kenealy
                                                 ---------------------
                                             Edmund C. Kenealy,
                                             Vice President, General Counsel
                                             and Secretary